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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 28, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                       1-31447                               74-0694415
    (State or other jurisdiction                    (Commission File Number)                     (IRS Employer
          of incorporation)                                                                     Identification No.)

                      1111 LOUISIANA
                      HOUSTON, TEXAS                                               77002
         (Address of principal executive offices)                                (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                       1-31449                              76-0695920
    (State or other jurisdiction                    (Commission File Number)                   (IRS Employer
          of incorporation)                                                                  Identification No.)

                      1111 LOUISIANA
                      HOUSTON, TEXAS                                               77002
           (Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 28, 2004, Texas Genco Holdings, Inc., a majority-owned subsidiary of CenterPoint Energy, Inc., announced that its Board of Directors had voted to exercise its right of first refusal to purchase up to the entire
25.2 percent interest in the South Texas Project Electric Generating Station that is currently owned by American Electric Power ("AEP"). For additional information regarding this matter, please refer to Texas Genco's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein.

         Texas Genco expects to fund the purchase of its share of AEP's interest with internally generated funds and, if and to the extent required, a new bank credit facility.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         Some of the statements in this report and the Press Release attached to this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "should," "intend," "expect" or other similar words.

         We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.

         Changes in federal, state and local regulations affecting Texas Genco's and CenterPoint Energy's businesses, the timing and extent of changes in commodity prices, particularly natural gas, and the inability of Texas Genco to arrange future financings on acceptable terms could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         The following exhibit is filed herewith:

         99.1  Press Release issued May 28, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CENTERPOINT ENERGY, INC.


Date:  June 1, 2004                       By:   /s/ James S. Brian
                                              ----------------------------------
                                                    James S. Brian
                                                    Senior Vice President and
                                                    Chief Accounting Officer


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TEXAS GENCO HOLDINGS, INC.


Date:  June 1, 2004                       By:   /s/ James S. Brian
                                              ----------------------------------
                                                    James S. Brian
                                                    Senior Vice President and
                                                    Chief Accounting Officer

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                                EXHIBIT INDEX


     EXHIBIT
       NO.                    DESCRIPTION
     -------                  -----------

      99.1          Press Release issued May 28, 2004.